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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 23, 1998



                            MICRO THERAPEUTICS, INC.
             (Exact name of Registrant as specified in its charter)




           Delaware                      000-06253             33-0569235
(State or other jurisdiction            (Commission          (IRS Employer
 of incorporation)                      File Number)       Identification No)




             1062 Calle Negocio, #F, San Clemente, California 92673
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (949) 361-0616


                                 Not Applicable
          (Former name or former address, if changed since last report)

                                   Page 1 of 3

                             Exhibit Index on Page 3
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ITEM 5.           OTHER EVENTS

                  On September 23, 1998, Micro Therapeutics, Inc. (the "Company") entered into a 5% Convertible Subordinated Note Agreement (the "Note Agreement") pursuant to which the Company issued such convertible subordinated promissory note in the aggregate principal amount of $3,000,000, due September 30, 2002, to Century Medical, Inc., a Japanese corporation ("Century"). The Note Agreement provides for an additional $2,000,000 convertible subordinated promissory note issuable at the Company's discretion at any time prior to September 30, 1999 after certain foreign regulatory approvals are obtained so long as the Company continues to be in compliance with the terms of the Note Agreement.

                  Concurrently therewith, the Company entered into a Distribution Agreement with Century, which provides for distribution in Japan of the Company's existing and future products. The Distribution Agreement has a five-year term, commencing upon the obtaining of regulatory approvals from the Japanese government (a process estimated to take three years), and will be renewed for an additional five-year period upon the occurrence of certain events.

ITEM 7.           EXHIBITS

EXHIBIT NO.                         DESCRIPTION
----------                          -----------
10.1      Convertible Subordinated Note Agreement dated as of September 23 1998 between the Company and Century
10.2      5% Convertible Note dated September 30, 1998 between the Company and Century
10.3      * Distribution Agreement dated as of September 23, 1998 between the Company and Century
10.4      Credit Agreement dated as of September 23, 1998 between the Company and Century

* Portions of this Exhibit are omitted and were filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act of 1933.


                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  MICRO THERAPEUTICS, INC.



Date:  October 30, 1998          By: /s/ HAROLD A. HURWITZ
                                     ------------------------------------------
                                     Harold A. Hurwitz, Chief Financial Officer





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
                                  EXHIBIT INDEX


                                                                                                         SEQUENTIAL
EXHIBIT NO.  DESCRIPTION                                                                                   PAGE NO.
----------   -----------                                                                                 ----------
10.1         Convertible Subordinated Note Agreement dated as of September 23, 1998
             between the Company and Century                                                                 _____
10.2         5% Convertible Note dated September 30, 1998 between the Company and Century                    _____
10.3         *  Distribution Agreement dated as of September 23, 1998 between the Company and Century        _____
10.4         Credit Agreement dated as of September 23, 1998 between the Company and Century                 _____

* Portions of this Exhibit are omitted and were filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act of 1933.